Exhibit 10.4

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 19, 2020 (this “First Amendment”), is entered into by and among CERIDIAN HCM HOLDING INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns in such capacity, the “Collateral Agent”), and is made with reference to the Credit Agreement referred to below.  Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement, as amended by this First Amendment, are used herein as therein defined.

W I T N E S S E T H:

WHEREAS, the Borrower, each Lender party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of April 30, 2018, (as amended, restated, supplemented and/or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the parties hereto wish to amend the Credit Agreement to decrease the interest rate applicable to the Initial Term Loans and to make certain other changes as herein provided, in each case subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3, the Credit Agreement is hereby amended as follows:

(a)The definition of “Applicable Percentage” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof in its entirety as follows:

“(a)  with respect to any Initial Term Loan, a percentage per annum equal to (i) at any date from the most recent Interest Payment Date prior to the First Amendment Effective Date to, but not including, the First Amendment Effective Date, (x) in the case of a Eurodollar Term Loan, 3.00% and (y) in the case of an ABR Term Loan, 2.00% and (ii) at any date on and after the First Amendment Effective Date, (x) in the case of a Eurodollar Term Loan, 2.50% and (y) in the case of an ABR Term Loan, 1.50%.”.

(b)The definition of “Arrangers” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

““Arrangers” shall mean, as the context may require, (x) with respect to the Initial Term Loans made on the Effective Date and the Revolving Credit Commitments, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Barclays Bank PLC, Canadian Imperial Bank of Commerce, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Jefferies Finance LLC, MUFG Union Bank, N.A., Merrill, Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC, in their capacity as joint lead arrangers for the Credit Facilities and (y) with respect to the First Amendment and the transactions contemplated thereby, Deutsche Bank Securities Inc., in its capacity as sole lead arranger and sole bookrunner.”.

(c)The definition of “Asset Sale” is hereby amended by amending and restating clause (x) thereof in its entirety to read as follows:

“(x) sales of receivables or similar assets, or participations therein, in connection with any Receivables Facility;”.

(d)The definition of “Current Assets” is hereby amended by amending clause (b) of the definition thereof to replace the text “accounts receivable” with the text “receivables or similar assets”.

(e)The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, the First Amendment” immediately after the text “this Agreement” appearing therein.

(f)The definition of “Permitted Liens” is hereby amended by replacing the text “accounts receivable” appearing in clause (q) thereof with the text “receivables”.

(g)The definition of “Receivables Facility” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

““Receivables Facility” shall mean any of one or more receivables financing facilities as amended, supplemented, modified, extended, renewed, restated or refunded from time to time, the obligations of which are non-recourse (except for customary representations, warranties, guarantees, Liens, performance undertakings, covenants and indemnities made in connection with such facilities) to the Borrower or any of its Restricted Subsidiaries (other than a Receivables Subsidiary) pursuant to which the Borrower or any of its Restricted Subsidiaries sells or contributes their receivables or similar assets to either (A) a Person that is not a Restricted Subsidiary or (B) a Receivables Subsidiary that in turn sells its receivables or similar assets to a Person that is not a Restricted Subsidiary.  The “amount” of any Receivables Facility shall be deemed at any time to be the aggregate principal, or stated amount, of the “indebtedness”, fractional undivided interests (which stated amount may be described as a “net investment” or similar term reflecting the amount invested in such undivided interest) or other securities incurred or issued pursuant to such Receivables Facility, in each case outstanding at such time.  Each Lender authorizes each of the Administrative Agent and Collateral Agent to enter into an intercreditor agreement in respect of each Receivables Facility from time to time in effect and to take all actions it deems appropriate or necessary in connection with any such intercreditor agreement.”.

(h)Section 1.01 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order as follows:

“First Amendment” means the First Amendment to Credit Agreement, dated as of February 19, 2020, by and among the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“First Amendment Effective Date” has the meaning specified in the First Amendment.

(i)Section 2.05(d) of the Credit Agreement is hereby amended by inserting the text “First Amendment” immediately before the text “Effective Date” appearing therein.

(j)Section 5.04(c)(y) of the Credit Agreement is hereby amended by inserting the text “; provided that such calculation shall not be required under this clause (y) to the extent no prepayment would be required under Section 2.13(c) with respect to the Fiscal Year to which such financial statements relate” immediately before the semi-colon (“;”) appearing therein.

(k)Section 6.03(a) of the Credit Agreement is hereby amended by inserting the text “pursuant to this clause (a)” immediately before the text “by the Borrower and its Restricted Subsidiaries” appearing therein.

(l)Section 6.03(b)(ix) of the Credit Agreement is hereby amended by replacing the text “the declaration and payment of dividends on the Borrower’s common stock (or a Restricted Payment to any direct or indirect parent entity to fund a payment of dividends on such entity’s common stock)” with the text “the declaration and making of Restricted Dividend Payments on the Borrower’s common stock (or a Restricted Payment to any direct or indirect parent entity to fund a Restricted Dividend Payment on such entity’s common stock)”.

(m)Section 6.06(c)(xiv) of the Credit Agreement is hereby amended by replacing the text “accounts receivable” with the text “receivables or similar assets”.

SECTION 2.Replacement of Non-Consenting Lenders. The parties hereto agree that (i) the Initial Term Loans outstanding on the date hereof after giving effect to this First Amendment shall continue to constitute Initial Term Loans under the Credit Agreement (as amended hereby), (ii) the Interest Periods applicable to the outstanding Initial Term Loans as of the First Amendment Effective Date shall not be affected by this First Amendment and (iii) the Borrower is exercising its rights under Section 2.22(a) of the Credit Agreement in connection with this First Amendment (and this First Amendment serves as notice thereof to the Administrative Agent and each First Amendment Non-Consenting Lender (as defined below)) to require any First Amendment Non-Consenting Lender to assign its outstanding Initial Term Loans (and all interests, right and obligations in connection therewith) to Deutsche Bank AG New York Branch (the “Replacement Lender”), and the Administrative Agent shall coordinate the transfer of all such Initial Term Loans of each such First Amendment Non-Consenting Lender to the Replacement Lender (such transfers, the “Replacement Assignments”), which transfers shall be effected in accordance with Section 2.22(a) of the Credit Agreement and shall be effective as of the First Amendment Effective Date.

SECTION 3.Conditions of Effectiveness of this First Amendment.  This First Amendment shall become effective on the date when the following conditions shall have been satisfied (such date, the “First Amendment Effective Date”):

(a)the Borrower, the Subsidiary Guarantors, each Lender with outstanding Initial Term Loans (other than any First Amendment Non-Consenting Lender (as defined below), but including the Replacement Lender) and the Required Lenders (determined immediately prior to giving effect to this First Amendment) shall have duly executed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to jordan.barbaro@db.com, jake.fuerst@db.com and WCCeridian2020@whitecase.com;

(b)the Borrower shall have paid (or shall pay substantially concurrently with the effectiveness of this First Amendment), by wire transfer of immediately available funds, all fees and expenses required to be paid by the Borrower to the Administrative Agent and Deutsche Bank Securities Inc., as sole lead arranger hereof (the “First Amendment Arranger”), including, without limitation, all fees and expenses payable pursuant to Section 9.05 of the Credit Agreement, the Engagement Letter, dated as of February 13, 2020, among the Borrower and the First Amendment Arranger and the Fee Letter, dated as of February 13, 2020, among the Borrower and the First Amendment Arranger;

(c)the representations and warranties of the Loan Parties contained in Section 4 of this First Amendment are true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(d)the Borrower a certificate executed by a Responsible Officer of the Borrower, certifying compliance with the requirements of preceding clause (c);

(e)the Administrative Agent shall have received (i) either (x) a copy of the certificate or articles of incorporation or equivalent organizational document, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization or (y) a certification from such Loan Party that there has been no change to such organizational documents since last delivered to the Administrative Agent, (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the First Amendment Effective Date and certifying (A) that (x) attached thereto is a true and complete copy of the by-laws, operating agreement or similar governing document of such Loan Party as in effect on the First Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below or (y) there has been no change to such governing documents since last delivered to the Administrative Agent, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other equivalent governing body of such Loan Party authorizing the execution, delivery and performance of this First Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that any attached certificate or articles of incorporation, equivalent organizational document, by-laws, operating agreement or similar governing document of such Loan Party have not been amended (in the case of the articles of incorporation (or equivalent governing document) of each such Loan Party, since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (iii) below) and (D) to the extent not previously delivered to the Administrative Agent, as to the incumbency and specimen signature of each officer executing this First Amendment or any other document delivered in connection herewith on behalf of such Loan Party, (iii) good standing certificates for each Loan Party from the jurisdiction in which it is organized, each dated a recent date prior to the First Amendment Effective Date; and (iv) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate delivered pursuant to clause (ii) above;

(f)the Administrative Agent shall have received all documentation and other information about the Loan Parties reasonably requested in writing by it at least ten (10) Business Days prior to the First Amendment Effective Date in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law on October 26, 2001) and a certificate regarding beneficial ownership as required by 31 C.F.R. § 1010.230; and

(g)(x) the Initial Term Loans held by each Term Lender that has not executed and delivered a counterpart of this First Amendment to the Administrative Agent on or prior to 5:00 P.M. (New York City time) on February 13, 2020 (each, a “First Amendment Non-Consenting Lender”) shall have been assigned to the Replacement Lender in accordance with Sections 2.22(a) and 9.04 of the Credit Agreement, and (y) any fees, costs and any other expenses in connection with such assignment under Sections 2.15, 2.17, 2.21 or 2.22 of the Credit Agreement shall have been paid in full.

SECTION 4.Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this First Amendment, each Loan Party party hereto represents and warrants that, immediately prior to and immediately after giving effect to this First Amendment:

(a)the execution, delivery and performance of this First Amendment and the Credit Agreement (as amended hereby) has been duly authorized by all necessary corporate, limited liability company or limited partnership (as applicable) action on the part of each Loan Party that is a party thereto;

(b)this First Amendment has been duly executed and delivered by each Loan Party that is a party hereto and each of this First Amendment and the Credit Agreement (as amended hereby) to which it is a party constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally or by general equity principles;

(c)the representations and warranties of the Loan Parties contained in each Loan Document to which they are a party are true and correct in all material respects on and as of such date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

(d)no Default or Event of Default has occurred and is continuing.

SECTION 5.Consents and Authorizations.

(a)The Borrower hereby consents, for purposes of Section 9.04(b)(i) of the Credit Agreement, to the assignment of any Initial Term Loans by (x) any First Amendment Non-Consenting Lender to the Replacement Lender and (y) the Replacement Lender to (i) any Person that was a Lender or an Affiliate (or related fund) of a Lender on the First Amendment Effective Date (immediately prior to giving effect thereto) and (ii) any other Person notified in writing by the Administrative Agent to the Borrower prior to the First Amendment Effective Date as part of the arrangement and syndication process for the First Amendment (so long as the Borrower has not objected thereto prior to the First Amendment Effective Date).

(b)Each Lender party hereto (on behalf of itself and its permitted assignees) hereby consents to, and authorizes the Administrative Agent to enter into, an amendment to the Credit Agreement to (i) add benchmark rate replacement provisions to the definitions of “CDOR Rate”, “EURIBO Rate” and “Sterling LIBO Rate” appearing in Section 1.01 of the Credit Agreement on terms substantially similar to those applicable to the “LIBO Rate”, with such adjustments thereto as may be reasonably requested by the Administrative Agent and the Borrower in light of prevailing market conventions for replacement of such benchmark rates and (ii) modify Section 9.08(h) of the Credit Agreement to add amendment provisions with respect to “CDOR Rate”, “EURIBO Rate” and “Sterling LIBO Rate” corresponding to those applicable to the “LIBO Rate”, in each case without any further consent (other than the consents of the Revolving Credit Lenders, the Borrower and the Administrative Agent).

SECTION 6.Reference to and Effect on the Credit Agreement and the Loan Documents; Miscellaneous.

(a)On and after the First Amendment Effective Date, (i) this First Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents and (ii) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement (as amended hereby).

(b)The Credit Agreement and each of the other Loan Documents (in each case, as amended hereby) are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure, and the Guarantee and Collateral Agreement by the Subsidiary Guarantors do and shall continue to guarantee, the payment of all Obligations of the applicable Loan Parties under the Loan Documents (in each case, as amended hereby).

(c)The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7.Reaffirmation. By executing and delivering a counterpart hereof, (i) each Loan Party hereby agrees that, as of the First Amendment Effective Date and after giving effect to this First Amendment, all Obligations shall be guaranteed pursuant to the Guarantee and Collateral Agreement in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof; and (ii) each Loan Party hereby (A) agrees that, notwithstanding the effectiveness of this First Amendment, as of the First Amendment Effective Date and after giving effect to this First Amendment, the Collateral Documents continue to be in full force and effect and (B) agrees as of the First Amendment Effective Date that all of the Liens and security interests created and arising under each Collateral Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its Obligations under the Loan Documents (as modified hereby) to which it is a party, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this First Amendment).

SECTION 8.Governing Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  The provisions of Sections 9.11 and 9.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply with like effect to this First Amendment as if fully set forth herein.

SECTION 9.Counterparts.  This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 3 above.  Delivery by facsimile or other electronic imaging means (including “.pdf” or “.tif” format) of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment.

SECTION 10.Section Headings. Section headings herein are included for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this First Amendment.

SECTION 11.Severability. In the event any one or more of the provisions contained in this First Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

BORROWER:

CERIDIAN HCM HOLDING INC.
By:
Name:
Title:

SUBSIDIARY GUARANTORS:

CERIDIAN HCM, INC.
By:
Name:
Title:

CERIDIAN TAX SERVICES, INC.

By:
Name:
Title:

CERIDIAN GLOBAL HOLDINGS COMPANY, INC.

By:
Name:
Title:

ABR PROPERTIES LLC

By:
Name:
Title:

DAYFORCE TALENT LLC

By:
Name:
Title:

[Signature Page to Ceridian First Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Collateral Agent and as Replacement Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Ceridian First Amendment to Credit Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE (THE “FIRST AMENDMENT”), TO THE CREDIT AGREEMENT (THE “CREDIT AGREEMENT”), DATED AS OF APRIL 30, 2018 (AS AMENDED, RESTATED, SUPPLEMENTED AND/OR OTHERWISE MODIFIED PRIOR TO THE DATE HEREOF), AMONG CERIDIAN HCM HOLDING INC., A DELAWARE CORPORATION (THE “BORROWER”), DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT AND EACH LENDER PARTY THERETO.

By executing this signature page as an existing Initial Term Lender (a “Consenting Lender”), the undersigned institution agrees to the terms of the First Amendment and the Credit Agreement (as amended by the First Amendment).

NAME OF LENDER:

Executing as a CONSENTING LENDER:

By:
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Ceridian First Amendment to Credit Agreement]